February 28, 2020
(as revised March 20, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF
Ticker: EMBH	Stock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB” or the “Underlying Fund”), after taking into account any fee waivers by EMB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA.
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.75%	None	None	0.38%	1.13%	(0.65)%	0.48%

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$49	$226	$493	$1255
Portfolio Turnover. The Fund and the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated emerging market bonds, in one or more underlying funds that principally invest in emerging market bonds and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The bonds in which the Underlying Fund invests include both investment-grade and non-investment-grade bonds and generally have at least two years until maturity at the time of investment. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of emerging market bonds, which may have a greater impact than interest rates.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s use or potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of Fund Shares section of the Prospectus), Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Custody Risk. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, or other service providers (including the benchmark provider), market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or the Underlying Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of emerging market bonds by entering into positions in U.S. Treasury and other futures and interest rate swaps. The Fund’s Treasury and other futures positions are not intended to mitigate credit risk or other factors influencing the price of emerging market bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s Treasury and other futures and interest rate swap positions will completely eliminate the interest rate risk of the long positions in emerging market bonds. In addition, when interest rates fall, long–only emerging market bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the Treasury and other futures and interest rate swap positions as compared to gains in the long emerging market bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s Treasury and other futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into Treasury and other futures and interest rate swap positions.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch Ratings, Inc. (“Fitch”) or “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund's index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.
Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The historically low interest rate environment, together with recent modest rate increases, heightens the risks associated with rising interest rates. The Fund will take positions in Treasury and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same emerging market bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's or Underlying Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by foreign government agencies, subdivisions or instrumentalities are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and Middle Eastern Economic Risk.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privatization Risk. Some countries in which the Fund or an Underlying Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
Reliance on Trading Partners Risk. The Fund or the Underlying Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk, European Economic Risk and U.S. Economic Risk.
Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risk associated with custody of securities than developed markets.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. A number of jurisdictions, including the U.S., Canada and the European Union (the “EU”), have imposed economic sanctions on certain Russian individuals and Russian corporate entities. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as terrorism and strained international relations . Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's or the Underlying Fund's investments.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Sovereign and Quasi-Sovereign Obligations Risk. The Fund or the Underlying Fund may invest in securities issued by or guaranteed by sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund or the Underlying Fund invests may be subject to considerable degrees of economic, political and social instability.
Tax Risk. Because the Fund invests in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund's investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitude and less likely to qualify for lower capital gain tax rates than if the Fund were to invest directly in the securities and other instruments comprising its portfolio.
Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 4.82% in the 4th quarter of 2019; the worst was -3.84% in the 4th quarter of 2018.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 7/22/2015)
Return Before Taxes	8.20%	4.38%
Return After Taxes on Distributions[1]	6.40%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.82%	2.54%
J.P. Morgan EMBI Global Core Swap Hedged Index (Index returns do not reflect deductions for fees, expenses, or taxes)	9.11%	4.79%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2015.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Investment Process. BFA utilizes a model-based proprietary investment process to assemble an investment portfolio comprised of (i) long positions in the Underlying Fund, (ii) long positions in U.S. dollar-denominated emerging market bonds, (iii) long positions in U.S. Treasury securities and (iv) positions in U.S. Treasury futures and interest rate swaps. The futures and interest rate swap positions are expected to have, in the aggregate, approximately equivalent duration to the underlying securities in the Underlying Fund and to the emerging market bonds. By taking these futures and interest rate swap positions, BFA seeks to mitigate the potential impact of rising interest rates on the performance of the Underlying Fund and the emerging market bonds (conversely also limiting the potential positive impact of falling interest rates). The futures and interest rate swap positions are not intended to mitigate other factors influencing the price of emerging market bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact emerging market bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on emerging market bonds. Relative to a long-only investment in the same emerging market bonds, the Fund’s investment strategy is designed to outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Fund could be particularly poor in risk averse, flight-to-quality environments when it is common for emerging market bonds to decline in value and for interest rates to fall. In addition, the performance of the Fund depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the emerging market bond positions. These factors may be as or more important to the performance of the Fund than the impact of interest rates. As such, there is no guarantee that the Fund will have positive performance even in environments of sharply rising interest rates in which the futures and interest rate swap positions might be expected to mitigate the effect of such rises. The Fund may be more volatile than a long-only position in the same emerging market bonds.
BFA periodically rebalances the Fund's portfolio to maintain the desired aggregate duration exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the duration exposures. During the rebalancing process, BFA may identify securities in the portfolio that no longer meet the
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investment strategies of the Fund and may sell such securities to better align the portfolio with the Fund's investment strategies.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, BFA will not seek to actively time market movements.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. The Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Fund. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund or the Underlying Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's or the Underlying Fund's investments.
Asset Class Risk. The securities and other assets in the Fund’s or the Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may
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experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Central and South American Economic Risk. Certain Central and South American countries have experienced high interest rates, economic volatility, high levels of inflation, currency devaluations, government defaults and high unemployment rates. Additionally, commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, and the economies of countries in the region are particularly sensitive to fluctuations in commodity prices as a result. The impact of any of the foregoing events in one country could have a significant effect on the entire region.
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Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. Certain portfolio holdings are rated below investment-grade, which means that they are at higher risk of defaulting. There is a chance, including a greater chance for below investment-grade investments, that the Fund’s or the Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s or the Underlying Fund's income level or share price, which may adversely affect the value of the Fund. The Fund’s hedging strategy does not seek to mitigate credit risk.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
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Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, the Underlying Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund or the Underlying Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s or the Underlying Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund and the Underlying Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s or the Underlying Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund or the Underlying Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s or the Underlying Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund, the Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund or the Underlying Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund or the Underlying Fund in order to resolve or prevent cyber incidents in the future. While the Fund and the Underlying Fund have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund or Underlying Fund, issuers in which the Fund or Underlying Fund invests, hedging counterparties to the Fund or Underlying Fund, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
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Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the EU requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom
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(the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Geographic Risk. Some of the companies in which the Fund or the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund or Underlying Fund.
Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by
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gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
The Fund seeks to mitigate the potential impact of rising interest rates on the performance of emerging market bonds by entering into positions in U.S. Treasury futures and interest rate swaps. The Treasury and other futures positions are not intended to mitigate credit risk or certain other factors influencing the price of emerging market bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the futures and interest rate swap positions will achieve the targeted reduction in the interest rate risk of the long positions in emerging market bonds. In addition, when interest rates fall, investors may be better off in a long–only emerging market investment than with an investment in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for emerging market bonds to decline in value. Furthermore, the Fund may be more volatile than a long-only investment in emerging market bonds. The Fund may contain a significant allocation to callable emerging market bonds, which are subject to call risk and prepayment risk (see Call Risk and Prepayment Risk); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury futures. In certain falling interest rate environments, this could result in disproportionately larger losses in the futures and interest rate swap positions as compared to gains in the long emerging market bond position attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into futures and interest rate swap positions. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
■	High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
■	Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its
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market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
■	Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund or the Underlying Fund before it matures. If the issuer redeems high yield securities held by the Fund or the Underlying Fund, the Fund or the Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's or Underlying Fund's securities than is the case with securities trading in a more liquid market.
■	The Fund or the Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying
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securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if yields fall because the Fund or the Underlying Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund or the Underlying Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund or the Underlying Fund needs to purchase additional bonds.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund or the Underlying Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Generally, the longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund or the Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund or the Underlying Fund’s investments to decline significantly, which may adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment in recent years was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. Certain central banks have since increased their short-term policy rates and begun phasing out, or “tapering,” facilities and may continue to do so in the future. The timing, magnitude, and effect of such policy changes on various markets is uncertain, and changes in monetary policy may adversely affect the value of the Fund’s investments. The Fund seeks to mitigate this risk by taking positions in Treasury Futures and interest rate swaps; such positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the emerging market bond positions of the Fund arising from changing interest rates. The Fund does not attempt to mitigate credit risk or other factors, which commonly have a greater influence on emerging market bonds than interest rate risk. Because the Fund’s duration hedge is reset on a periodic basis, interest rate risk can develop intra-period. Furthermore, while the Fund is designed to hedge the interest rate exposure of the long emerging market bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.
Interest Rate Swap Risk. Interest rate swaps consist of an exchange between counterparties of their rights to receive interest payments based on a reference interest rate and typically involve the payment by one counterparty of a fixed rate in respect of a defined notional amount in exchange for receipt of a floating rate on the
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same notional amount, each having the same payment dates and payable in the same currency. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. The Fund’s use of interest rate swaps requires it to post collateral, which may restrict the Fund’s ability to otherwise invest such collateral and involves additional costs to the Fund. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making
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investment and hedging decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund and the Underlying Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, asset or other instrument, or factors that affect a particular issuer or issuers, counterparty or group of counterparties, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund and the Underlying Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's and the Underlying Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s or the Underlying Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund’s or the Underlying Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's or the Underlying Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
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Secondary Market Trading Risk. Shares of the Fund or the Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund or the Underlying Fund accepts purchase and redemption orders. If the Fund purchases shares of the Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to its NAV or sells Underlying Fund shares when their market price is at a discount to its NAV, the Fund may incur losses.
Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund or the Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund and the Underlying Fund May Trade at Prices Other Than NAV. Shares of the Fund and the Underlying Fund each trade on stock exchanges at prices at, above or below the respective Fund’s most recent NAV. The NAV of the Fund and the Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of the Fund’s or the Underlying Fund's holdings. The trading price of each of the Fund's and the Underlying Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s and the Underlying Fund's shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund or the Underlying Fund, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s or the Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or the Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund or the Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund or Underlying Fund shares if there is a lack of an
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active market for such shares or its underlying investments, which may contribute to the Fund’s or Underlying Fund's shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Middle Eastern Economic Risk. Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may adversely impact the companies in which the Fund invests and, as a result, the value of the Fund. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern economies may be subject to acts of terrorism, political strife, religious, ethnic or socioeconomic unrest and sudden outbreaks of hostilities with neighboring countries.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.
Many Middle Eastern countries periodically have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in a governmental regime change, internal conflict or civil war. If further regime changes were to occur, internal conflict were to intensify, or a civil war were to continue in any of these countries, such instability could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally
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backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to actually provide that support. If a non-U.S. agency is unable to meet its obligations, the performance of the Fund will be adversely impacted. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability, which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund or the Underlying Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or the Underlying Fund's income or
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return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privatization Risk. Some countries in which the Fund or the Underlying Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund or the Underlying Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund or the Underlying Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund or the Underlying Fund to value its portfolio securities and could cause the Fund or the Underlying Fund to miss attractive investment opportunities.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries.
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Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk” that are not typically associated with investing in U.S. securities, including:
■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
■	Risks in connection with the maintenance of the Fund's or the Underlying Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund or the Underlying Fund;
■	The risk that the Fund's or the Underlying Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
■	The risk that the Fund or the Underlying Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
■	The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russia Sanctions. The U.S. and the Economic and Monetary Union of the EU, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada (collectively, “Sanctioning Bodies”), have imposed economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, with certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions may impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Also, if an affected security is included in the Underlying Fund’s underlying index, the
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Underlying Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its underlying index. The use of (or increased use of) a representative sampling strategy may increase the Underlying Fund’s tracking error risk. If the affected securities constitute a significant percentage of the underlying index, the Underlying Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Underlying Fund’s performance and the performance of its underlying index.
Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the Fund. In the event of such a freeze of any Fund assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.
These sanctions may also lead to changes in the Underlying Fund’s underlying index. The Underlying Fund’s index provider may remove securities from the underlying index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Underlying Fund will rebalance its portfolio to bring it in line with its underlying index as a result of any such changes, which may result in transaction costs and increased tracking error. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause the Underlying Fund to invest in, or increase the Underlying Fund’s investments in, depositary receipts that represent the securities of its underlying index. These investments may result in increased transaction costs and increased tracking error.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or the Underlying Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take
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into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund or the Underlying Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt obligation, including U.S. Treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. These risks may be more pronounced with respect to non-U.S. sovereign debt than with respect to U.S. government debt. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
Structural Risk. Certain political, economic, legal and currency risks could contribute to a high degree of price volatility in the equity markets of some of the countries in which the Fund or the Underlying Fund may invest and could adversely affect investments in the Fund or the Underlying Fund.
Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund or the Underlying Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Economic Risk. Some countries in which the Fund or the Underlying Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a
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lack of available currency hedging instruments.
Expropriation Risk. Investments in certain countries in which the Fund or the Underlying Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Large Government Debt Risk. Chronic structural public sector deficits in some countries in which the Fund or the Underlying Fund may invest may adversely impact securities held by the Fund or the Underlying Fund.
Tax Risk. Because the Fund invests in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund's investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest directly in the securities and other instruments comprising the Underlying Fund.
U.S. Economic Risk. The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain country or countries in which the Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on the economic conditions of such countries and, as a result, securities to which the Fund has exposure.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities or other instruments in the Fund’s or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies either directly or indirectly through the Fund's investments in the Underlying Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
African Economic Risk. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions that may negatively affect the value of investments in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest or widespread outbreaks of disease.
The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed economies, countries or geographic regions. Securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on African securities markets may be suspended altogether.
Certain governments in African countries may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
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Eastern European Economic Risk. An investment in issuers located or operating in Eastern Europe may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on the export of commodities, including oil, gas, and certain metals. As a result, such economies may be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Geopolitical events, acts of terrorism, and other instability in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. The securities markets in some Eastern European countries are substantially smaller and less developed, with less government supervision and regulation of stock exchanges, and may be less liquid and more volatile than securities markets in the U.S. or Western European countries. In addition, investing in securities of issuers located or operating in Eastern Europe may involve:
■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in certain Eastern European countries;
■	Risks in connection with the maintenance of the Fund's portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
■	The risk that the Fund's ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of certain Eastern European companies is recorded by the companies themselves and by registrars, rather than a central registration system;
■	The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because certain Eastern European banking institutions and registrars are not guaranteed by their respective governments; and
■	Risks in connection with Eastern European countries' dependence on the economic health of Western European countries and the EU as a whole.
Other risks related to investing in securities of issuers located or operating in Eastern Europe include: the potential absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in issuers located or operating in Eastern Europe as a result of expropriation; and certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests. In addition, Eastern European securities markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.
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An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Risks of Investing in Venezuela. Investment in Venezuela may subject the Fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets and economic risk specific to Venezuela. Venezuela is extremely well endowed with natural resources and its economy is heavily dependent on export of natural resources to key trading partners. According to the Organization of Petroleum Exporting Countries, Venezuela boasts the world’s largest oil reserves. According to an industry report, Venezuela also has the continent’s largest natural gas reserves at an estimated 152 trn cubic meters. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. The government continues to control key sectors of the economy, including upstream oil and gas production, and has sought to increase its role in key sectors, such as telecommunications and steel. Meanwhile, ambiguities in the investment environment remain, such as continued high levels of bureaucracy and corruption, large macroeconomic imbalances, and political and policy uncertainty. Friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. The U.S. could also institute broader sanctions on Venezuela. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Venezuelan securities, a weakening of the bolivar or other adverse consequences to the Venezuelan economy. These sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. These factors, among others, can have a negative impact on the Fund’s investments.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be
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exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
A Further Discussion of Principal Investment Strategies
Overview
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated emerging market bonds, in one or more underlying funds that principally invest in emerging market bonds, and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps. The bonds in which the Underlying Fund invests may include both investment-grade and non-investment-grade bonds and generally have at least two years until maturity at the time of investment. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of emerging market bonds, which may have a greater impact than interest rates. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund's SAI.
The Fund invests in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The Underlying Fund
The Fund invests a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund.
BFA is not required to invest the Fund’s assets in any particular underlying fund, including the Underlying Fund, or allocate any particular percentage of the Fund’s
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assets to any particular underlying fund, including the Underlying Fund. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund.
The Underlying Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the J.P. Morgan EMBI®Global Core Index. The J.P. Morgan EMBI®Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the J.P. Morgan EMBI®Global Core Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. The J.P. Morgan EMBI®Global Core Index is a trademark of and is maintained by JPMorgan Chase & Co. (“J.P. Morgan”) and has been licensed for use for certain purposes by BFA or its affiliates. J.P. Morgan makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund.
In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual
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rate of 0.75%. BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in EMB, after taking into account any fee waivers by EMB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2015.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio
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manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2015.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds
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that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
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Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “EMBH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing
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Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets or other instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities or other assets held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets and U.S. Treasury futures may be valued as of the announced
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closing time for trading in fixed-income instruments or U.S. Treasury futures in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets, which includes the value of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
The Fund and/or the Underlying Fund invest in non-U.S. securities. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures,  non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income
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exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of the Fund at the close of the year consists of securities issued by non-U.S. issuers, or, at the close of each quarter, shares of the Underlying Fund), the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or the Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains)
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will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or
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authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed
35

participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs). Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2019, the approximate value of one Creation Unit, standard transaction fees and maximum additional charges for creations and redemptions (as described above and in the Fund's SAI):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$1,217,000	50,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to
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investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Interest Rate Hedged Emerging Markets Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 07/22/15(a) to 10/31/15
Net asset value, beginning of period	$25.28	$ 26.44	$25.06	$24.20	$25.05
Net investment income(b)	1.42	1.06	1.11	1.17	0.33
Net realized and unrealized gain (loss)(c)	(1.00)	(1.19)	1.24	0.61	(0.95)
Net increase (decrease) from investment operations	0.42	(0.13)	2.35	1.78	(0.62)
Distributions (d)
From net investment income	(1.26)	(1.03)	(0.97)	(0.89)	(0.23)
Return of capital	—	—	—	(0.03)	(0.00) (e)
Total distributions	(1.26)	(1.03)	(0.97)	(0.92)	(0.23)
Net asset value, end of period	$24.44	$ 25.28	$26.44	$ 25.06	$24.20
Total Return
Based on net asset value	1.72%	(0.51)%	9.57%	7.49%	(2.43)% (f)
Ratios to Average Net Assets
Total expenses(g)	0.75%	0.75%	0.75%	0.75%	0.75% (h)
Total expenses after fees waived(g)	0.10%	0.10%	0.10%	0.10%	0.12% (h)
Net investment income	5.71%	4.07%	4.32%	4.82%	4.86% (h)
Supplemental Data
Net assets, end of period (000)	$ 7,333	$13,902	$ 2,644	$ 2,506	$ 2,420
Portfolio turnover rate(i)(j)	3%	0% (k)	2%	3%	0% (f)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Rounds to less than $0.01.
(f) Not annualized.
(g) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions.
(j) Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund's financial highlights for its respective portfolio turnover rates.
(k) Rounds to less than 1%.
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Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2019.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	1.19%
Greater than 0.0% and Less than 0.5%	94	37.30
At NAV	9	3.57
Less than 0.0% and Greater than -0.5%	146	57.94
	252	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund as of the fiscal year ended October 31, 2019.
“Average Annual Total Returns” represents the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represents the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price generally is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2019
	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.72%	3.59%	1.72%	16.29%
Fund Market	1.88	3.62	1.88	16.43
J.P. Morgan EMBI Global Core Swap Hedged Index	2.00	4.04	2.00	18.45
Total returns for the period since inception are calculated from the inception date of the Fund (7/22/15). The first day of secondary market trading in shares of the Fund was 7/23/15.
The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBI® Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBI® Global Core Index.
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Want to know more?
iShares.com     |    1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-EMBH-0320

February 28, 2020
(as revised March 20, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
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iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF
Ticker: HYGH	Stock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG” or the “Underlying Fund”), after taking into account any fee waivers by HYG, plus 0.05% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA.
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.65%	None	None	0.48%	1.13%	(0.60)%	0.53%
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$54	$237	$503	$1264
Portfolio Turnover. The Fund and the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of high yield corporate bonds, which may have a greater impact than interest rates.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The CFTC has adopted certain

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requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s use or potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of Fund Shares section of the Prospectus), Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to
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achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Cyclical Industry Risk. Consumer cyclical companies rely heavily on business cycles and economic conditions. Consumer cyclical companies may be adversely affected by domestic and international economic downturns, changes in exchange and interest rates, competition, consumers’ disposable income and preferences, social trends and marketing campaigns.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, or other service providers (including the benchmark provider), market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants,
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hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or the Underlying Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of high yield bonds by entering into positions in U.S. Treasury and other futures and interest rate swaps. The Fund’s Treasury and other futures positions are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s Treasury and other futures and interest rate swap positions will completely eliminate the interest rate risk of the long positions in high yield bonds. In addition, when interest rates fall, long–only high yield bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the Treasury and other futures and interest rate swap positions as compared to
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gains in the long high yield bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s Treasury and other futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into Treasury and other futures and interest rate swap positions.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch Ratings, Inc. (“Fitch”) or “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund's index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.
Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The historically low interest rate environment, together with recent modest rate increases, heightens the risks associated with rising interest rates. The Fund will take positions in Treasury and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same high yield bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.
Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because
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the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to
Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.
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Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's or Underlying Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privately Issued Securities Risk. The Fund or the Underlying Fund will invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity
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risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”).
Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 6.56% in the 1st quarter of 2019; the worst was -6.25% in the 3rd quarter of 2015.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Five Years	Since Fund Inception
(Inception Date: 5/27/2014)
Return Before Taxes	10.95%	4.39%	3.32%
Return After Taxes on Distributions[1]	8.75%	2.13%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.44%	2.31%	1.47%
Markit iBoxx USD Liquid High Yield Interest Rate Hedged Swaps Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	11.85%	4.96%	3.91%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Markit iBoxx USD Liquid High Yield Interest Rate Hedged Swaps Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2014.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Investment Process. BFA utilizes a model-based proprietary investment process to assemble an investment portfolio comprised of (i) long positions in the Underlying Fund, (ii) long positions in U.S. dollar-denominated high yield bonds, (iii) long positions in U.S. Treasury securities and (iv) positions in U.S. Treasury futures and interest rate swaps. The futures and interest rate swap positions are expected to have, in the aggregate, approximately equivalent duration to the underlying securities in the Underlying Fund and to the high yield bonds. By taking these futures and interest rate swap positions, BFA seeks to mitigate the potential impact of rising interest rates on the performance of the Underlying Fund and the high yield bonds (conversely also limiting the potential positive impact of falling interest rates). The futures and interest rate swap positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact high yield bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on high yield bonds. Relative to a long-only investment in the same high yield bonds, the Fund’s investment strategy is designed to outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Fund could be particularly poor in risk averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Fund depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Fund than the impact of interest rates. As such, there is no guarantee that the Fund will have positive performance even in environments of sharply rising interest rates in which the futures and interest rate swap positions might be expected to mitigate the effect of such rises. The Fund may be more volatile than a long-only position in the same high yield bonds.
BFA periodically rebalances the Fund's portfolio to maintain the desired aggregate duration exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the duration exposures. During the rebalancing process, BFA may identify securities in the portfolio that no longer meet the
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investment strategies of the Fund and may sell such securities to better align the portfolio with the Fund's investment strategies.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, BFA will not seek to actively time market movements.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. The Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Fund. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s or the Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
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Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the
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enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
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Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s or the Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s or the Underlying Fund's income level or share price, which may adversely affect the value of the Fund. The Fund’s hedging strategy does not seek to mitigate credit risk.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, the Underlying Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund or the Underlying Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s or the Underlying Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund and the Underlying Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s or the Underlying Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund or the Underlying Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s or the Underlying Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous
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trades or erroneous creation or redemption orders, the inability of the Fund, the Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund or the Underlying Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund or the Underlying Fund in order to resolve or prevent cyber incidents in the future. While the Fund and the Underlying Fund have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund or Underlying Fund, issuers in which the Fund or Underlying Fund invests, hedging counterparties to the Fund or Underlying Fund, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Geographic Risk. Some of the companies in which the Fund or the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any
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such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund or Underlying Fund.
Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
The Fund seeks to mitigate the potential impact of rising interest rates on the performance of high yield bonds by entering into positions in U.S. Treasury futures and interest rate swaps. The Treasury and other futures positions are not intended to mitigate credit risk or certain other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the futures and interest rate swap positions will achieve the targeted reduction in the interest rate risk of the long positions in high yield bonds. In addition, when interest rates fall, investors may be better off in a long–only high yield investment than with an investment in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value. Furthermore, the Fund may be more volatile than a long-only investment in high yield bonds. The Fund may contain a significant allocation to callable high yield bonds, which are subject to call risk and prepayment risk (see Call Risk and Prepayment Risk); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury futures. In certain falling interest rate environments, this could result in disproportionately larger losses in the futures and interest rate swap positions as compared to gains in the long high yield bond position attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into futures and interest rate swap positions. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
■	High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
■	Prices of high yield securities are subject to extreme price fluctuations. Adverse
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changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
■	Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund or the Underlying Fund before it matures. If the issuer redeems high yield securities held by the Fund or the Underlying Fund, the Fund or the Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's or Underlying Fund's securities than is the case with securities trading in a more liquid market.
■	The Fund or the Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s
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underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if yields fall because the Fund or the Underlying Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund or the Underlying Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund or the Underlying Fund needs to purchase additional bonds.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund or the Underlying Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Generally, the longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund or the Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund or the Underlying Fund’s investments to decline significantly, which may adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment in recent years was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. Certain central banks have since increased their short-term policy rates and begun phasing out, or “tapering,” facilities and may continue to do so in the future. The timing, magnitude, and effect of such policy changes on various markets is uncertain, and changes in monetary policy may adversely affect the value of the Fund’s investments. The Fund seeks to mitigate this risk by taking positions in Treasury Futures and interest rate swaps; such positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the high yield bond positions of the Fund arising from changing interest rates. The Fund does not attempt to mitigate credit risk or other factors, which commonly have a greater influence on high yield bonds than interest rate risk. Because the Fund’s duration hedge is reset on a periodic basis, interest rate risk can develop intra-period. Furthermore, while the Fund is designed to hedge the interest rate exposure of the long high yield bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.
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Interest Rate Swap Risk. Interest rate swaps consist of an exchange between counterparties of their rights to receive interest payments based on a reference interest rate and typically involve the payment by one counterparty of a fixed rate in respect of a defined notional amount in exchange for receipt of a floating rate on the same notional amount, each having the same payment dates and payable in the same currency. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. The Fund’s use of interest rate swaps requires it to post collateral, which may restrict the Fund’s ability to otherwise invest such collateral and involves additional costs to the Fund. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to
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decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment and hedging decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund and the Underlying Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, asset or other instrument, or factors that affect a particular issuer or issuers, counterparty or group of counterparties, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund and the Underlying Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's and the Underlying Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s or the Underlying Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund’s or the Underlying Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's or the Underlying Fund's shares may be less actively traded in certain markets than in others, and
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investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund or the Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund or the Underlying Fund accepts purchase and redemption orders. If the Fund purchases shares of the Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to its NAV or sells Underlying Fund shares when their market price is at a discount to its NAV, the Fund may incur losses.
Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund or the Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund and the Underlying Fund May Trade at Prices Other Than NAV. Shares of the Fund and the Underlying Fund each trade on stock exchanges at prices at, above or below the respective Fund’s most recent NAV. The NAV of the Fund and the Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of the Fund’s or the Underlying Fund's holdings. The trading price of each of the Fund's and the Underlying Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s and the Underlying Fund's shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund or the Underlying Fund, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s or the Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or the Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to
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creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund or the Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund or Underlying Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s or Underlying Fund's shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or the Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privately Issued Securities Risk. The Fund or the Underlying Fund will invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying
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Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund and the Underlying Fund, and its value may decline as a result.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund or Underlying Fund have exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund or the Underlying Fund invests.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or the Underlying Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may
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adversely affect the timing, character and amount of income the Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities or other instruments in the Fund’s or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies either directly or indirectly through the Fund's investments in the Underlying Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Capital Goods Industry Risk. Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry depends heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, but as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally, and companies in this industry may be affected by market conditions in other countries and regions.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency
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forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s or the Underlying Fund's portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France,
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Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
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Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund or Underlying Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is
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unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund or the Underlying Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund or the Underlying Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund or the Underlying Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund or the Underlying Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund or the Underlying Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations
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may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional
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Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
A Further Discussion of Principal Investment Strategies
Overview
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds, and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of high yield corporate bonds, which may have a greater impact than interest rates. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund's SAI.
The Fund invests in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The Underlying Fund
The Fund invests a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund.
BFA is not required to invest the Fund’s assets in any particular underlying fund, including the Underlying Fund, or allocate any particular percentage of the Fund’s assets to any particular underlying fund, including the Underlying Fund. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund.
The Underlying Fund seeks to track the performance of the Markit iBoxx® USD Liquid High Yield Index. The Markit iBoxx® USD Liquid High Yield Index includes liquid, U.S. dollar-denominated, high yield corporate bonds for sale in the U.S., as determined by the index provider. The Markit iBoxx® USD Liquid High Yield Index is a trademark of and is maintained by Markit Indices Limited (“Markit”) and has been licensed for use
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for certain purposes by BFA or its affiliates. Markit makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund.
In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.65%. BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in HYG, after taking into account any fee waivers by HYG, plus 0.05% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43
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trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2014.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2014.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or
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employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other
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accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “HYGH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other
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charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca , Inc. (“NYSE Arca”).
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise
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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets or other instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities or other assets held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets, which includes the value of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold
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or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
The Fund and/or the Underlying Fund invest in non-U.S. securities. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
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Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
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You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of the Fund at the close of the year consists of securities issued by non-U.S. issuers, or, at the close of each quarter, shares of the Underlying Fund), the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or the Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
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Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which
31

cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of
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Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs). Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2019, the approximate value of one Creation Unit, standard transaction fees and maximum additional charges for creations and redemptions (as described above and in the Fund's SAI):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$4,413,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Interest Rate Hedged High Yield Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Net asset value, beginning of year	$ 90.47	$ 91.78	$ 87.42	$ 87.66	$ 96.93
Net investment income(a)	5.51	4.98	4.57	4.86	4.80
Net realized and unrealized gain (loss)(b)	(2.92)	(1.46)	4.21	(0.94)	(9.29)
Net increase (decrease) from investment operations	2.59	3.52	8.78	3.92	(4.49)
Distributions (c)
From net investment income	(5.18)	(4.83)	(4.42)	(4.16)	(4.74)
Return of capital	(0.02)	—	—	—	(0.04)
Total distributions	(5.20)	(4.83)	(4.42)	(4.16)	(4.78)
Net asset value, end of year	$ 87.86	$ 90.47	$ 91.78	$ 87.42	$ 87.66
Total Return
Based on net asset value	3.00%	3.93%	10.26%	4.73%	(4.77)%
Ratios to Average Net Assets
Total expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Total expenses after fees waived(d)	0.05%	0.05%	0.05%	0.05%	0.06%
Net investment income	6.22%	5.46%	5.04%	5.78%	5.21%
Supplemental Data
Net assets, end of year (000)	$114,212	$416,178	$137,670	$30,596	$48,215
Portfolio turnover rate(e)(f)	1%	0% (g)	0%	0% (g)	3%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e) Portfolio turnover rate excludes in-kind transactions.
(f) Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund's financial highlights for its respective portfolio turnover rates.
(g) Rounds to less than 1%.
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Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2019.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	69	27.38%
At NAV	12	4.76
Less than 0.0% and Greater than -0.5%	171	67.86
	252	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund as of the fiscal year ended October 31, 2019.
“Average Annual Total Returns” represents the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represents the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price generally is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2019
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.00%	3.32%	2.85%	3.00%	17.71%	16.50%
Fund Market	2.98	3.32	2.86	2.98	17.77	16.56
Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index	3.51	3.85	3.45	3.51	20.77	20.20
Total returns for the period since inception are calculated from the inception date of the Fund (5/27/14). The first day of secondary market trading in shares of the Fund was 5/28/14.
The Markit iBoxx USD Liquid High Yield Interest Rate Hedged Swaps Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.
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Want to know more?
iShares.com     |    1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-HYGH-0320

iShares® U.S. ETF Trust
Statement of Additional Information
Dated February 28, 2020
(as revised March 20, 2020)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively the “Prospectuses”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Interest Rate Hedged Corporate Bond ETF	LQDH	NYSE Arca
iShares Interest Rate Hedged Emerging Markets Bond ETF	EMBH	NYSE Arca
iShares Interest Rate Hedged High Yield Bond ETF	HYGH	NYSE Arca
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	IGBH	NYSE Arca
Each Fund invests its assets in individual securities, including shares of other iShares funds that, in turn, invest in bonds and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”). BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund and also serves as investment adviser to each of the Underlying Funds.
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated February 28, 2020, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

General Description of the Trust and the Funds
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares Interest Rate Hedged Corporate Bond ETF
•	iShares Interest Rate Hedged Emerging Markets Bond ETF
•	iShares Interest Rate Hedged High Yield Bond ETF
•	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
The iShares Interest Rate Hedged Corporate Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund uses the Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Swaps Index as a benchmark to measure its investment returns (the “Benchmark Index”). The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Interest Rate Hedged Emerging Markets Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund uses the J.P. Morgan EMBI® Global Core Swap Hedged Index as a Benchmark Index to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Interest Rate Hedged High Yield Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund uses the Markit iBoxx USD Liquid High Yield Interest Rate Hedged Swaps Index as a Benchmark Index to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Interest Rate Hedged Long-Term Corporate Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years. The Fund uses the ICE Q70A Custom Index as a Benchmark Index to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The Funds invest in a combination of individual securities and one or more Underlying Funds, and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, cash and cash equivalents, including shares of money market funds advised by BFA, an indirect wholly-owned subsidiary of BlackRock, Inc., or its affiliates. Each Fund is managed by BFA. The Funds are not money market funds and do not seek to maintain a stable net asset value of $1.00 per share.
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of each Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant (as defined in the Portfolio Holdings Information section of this SAI) maintain with the Trust a cash deposit equal to at least 105% and up to 122%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. The Trust may use such cash deposit at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited
1

in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of a Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things, any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated indicative optimized portfolio value (“IOPV”) for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPV and makes no representation or warranty as to the accuracy of the IOPV.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV may consist of other assets held by a Fund, including cash, estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks of the Funds
The iShares Interest Rate Hedged Corporate Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade bonds, in one or more underlying funds that principally invest in investment-grade bonds and in U.S. Treasury securities (or cash equivalents).
The iShares Interest Rate Hedged Emerging Markets Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated emerging market bonds, in one or more underlying funds that principally invest in emerging market bonds and in U.S. Treasury securities (or cash equivalents). The bonds in which the Underlying Fund invests include both investment-grade and below investment-grade bonds and generally have at least two years until maturity at the time of investment.
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The iShares Interest Rate Hedged High Yield Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds and in U.S. Treasury securities (or cash equivalents).
The iShares Interest Rate Hedged Long-Term Corporate Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years, and in one or more underlying funds that principally invest in U.S. dollar-denominated investment-grade corporate bonds. The bonds in which the Fund and/or the Underlying Fund invest may include U.S. dollar-denominated investment-grade corporate bonds, including those of non-U.S. corporations, and generally have at least ten years until maturity at the time of investment.
The Funds intend to invest a substantial portion of their assets in the following underlying funds respectively: the iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF and iShares Long-Term Corporate Bond ETF (the “Underlying Funds”). Each Fund attempts to mitigate the interest rate risk of the underlying securities or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Department of the Treasury (“U.S. Treasury”) futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). Each Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. Each Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, emerging market bonds or high yield corporate bonds, as applicable, which may have a greater impact than interest rates. Each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. Each Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Each Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Funds' use or potential use of CFTC-regulated futures, options and swaps above the prescribed levels, each is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Although the Funds do not seek leveraged returns, certain instruments used by the Funds or Underlying Funds may have a leveraging effect as described below.
Bonds.  Each Fund, either directly or through its investments in the Underlying Fund, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest
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rates do not rise as much, or as quickly, as interest rates in general. Each Fund or an Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund or Underlying Fund. The incurrence of leverage increases a Fund’s or Underlying Fund's exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund or Underlying Fund shares and in the yield on a Fund’s or Underlying Fund's portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s or Underlying Fund's portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund or Underlying Fund must be made from a bank or may result in a Fund or Underlying Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds.  The iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged Emerging Markets Bond ETF, iShares Interest Rate Hedged Long-Term Corporate Bond ETF and their Underlying Funds invest a substantial portion of their assets in investment-grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Derivatives.  Certain of the Funds or Underlying Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund or Underlying Fund to increase or decrease the level of risk to which a Fund or Underlying Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Funds may use derivatives for hedging purposes. The Funds or Underlying Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund or Underlying Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund or Underlying Fund invests in a derivative for speculative purposes, a Fund or Underlying Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund or Underlying Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  Each Fund is classified as a diversified fund under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal
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Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet its investment objective.
Futures and Options.  Futures contracts and options may be used by a Fund or Underlying Fund to implement the hedging strategy. Each Fund or Underlying Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. To the extent required by law, the Fund or Underlying Fund will maintain liquid assets in an amount equal to its delivery obligations under the futures contracts.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund or Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund or Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund or Underlying Fund to maintain liquid assets in an amount equal to its delivery obligations under the contracts. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund sets aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Upon entering into a futures contract, a Fund or Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund or Underlying Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s or Underlying Fund's existing position in the contract.
Hedging.  Hedging is a strategy in which a derivative is used to offset particular risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or Underlying Fund or if the cost of the derivative outweighs the benefit of the hedge. Establishment of hedges, if not tailored properly or timed in accordance with market changes, may not be effective in meeting a Fund’s or Underlying Fund's intended objectives. This is due to the fact that hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund or Underlying Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on each Fund’s or Underlying Fund's ability to hedge effectively its portfolio. There is also a risk of loss by a Fund or Underlying Fund of margin deposits or collateral in the event of bankruptcy of a broker or other intermediary with whom a Fund or Underlying Fund has an open position in a currency forward or non-deliverable forward (“NDF”), a swap, an option, a futures contract, a related option or another hedging instrument. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in its derivatives positions as compared to gains in the long corporate bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of
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sharply rising interest rates in which the Fund’s or Underlying Fund’s derivatives positions might be expected to mitigate the effects of such rises. The Fund or Underlying Fund will incur expenses when entering into derivatives positions. There can be no assurance that the Fund’s or Underlying Fund's hedging strategies will be effective.
High Yield Securities.  The iShares Interest Rate Hedged High Yield Bond ETF invests in high yield debt securities, sometimes referred to as “junk bonds.” High yield securities are debt securities rated below investment-grade. Investments in high yield securities generally provide greater potential income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund or the Underlying Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund or the Underlying Fund.
The secondary market on which high yield securities are traded, if any, may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund or the Underlying Fund could sell a high yield security, and could adversely affect the daily NAV of the Fund or the Underlying Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Inflation-Protected Obligations.   Each Fund or Underlying Fund may invest in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Investing in Underlying Funds Risk.  Because each Fund invests in one or more underlying funds that are ETFs that seek investment results corresponding to their own underlying indexes, the Fund is indirectly exposed to index-related risk and tracking error risk. Index-related risk is the risk that there may be errors in respect of the quality, accuracy and completeness of the data included in an underlying index for an underlying fund that may not be identified and corrected for a period of time. Gains, losses or costs associated with such errors will be borne directly by the underlying fund tracking such an index and its shareholders and indirectly by the Fund and its shareholders. An index provider for an underlying fund may carry out additional ad hoc rebalances to an underlying index in order, for example, to correct an error in the selection of index constituents. Where such an index rebalance occurs and an underlying fund in turn rebalances its portfolio to bring it in line
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with its underlying index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the underlying fund and indirectly by the Fund. Tracking error risk is the risk that the performance of an underlying fund will diverge from that of its underlying index, which may reduce each Fund’s returns and have an adverse impact on each Fund’s strategy. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Investments in the Underlying Funds and other Investment Companies.  To implement its asset allocation strategy, each Fund may invest some or all of its assets in the Underlying Funds. The Underlying Funds generally invests directly in portfolio securities. Each Fund may also invest in other investment companies, including ETFs that are not iShares ETFs, to the extent permitted by law.
Lending Portfolio Securities.  Each Fund and Underlying Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund or Underlying Fund if, as a result, the aggregate value of all securities loaned by the Fund or Underlying Fund exceeds one-third of the value of the Fund's or Underlying Fund's total assets (including the value of the collateral received). A Fund or Underlying Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund or Underlying Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds or the Underlying Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund or Underlying Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk. Other investment companies in which the Fund or the Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund or the Underlying Fund.
Each Fund and Underlying Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund or Underlying Fund and to retain an affiliate of the Fund or Underlying Fund to act as securities lending agent. To the extent that a Fund or Underlying Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund or Underlying Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund or Underlying Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund or Underlying Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s or Underlying Fund's securities as agreed, the Fund or Underlying Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund or Underlying Fund. A Fund or Underlying Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund or Underlying Fund representing dividends paid on securities loaned out by the Fund or Underlying Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s or Underlying Fund's securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the
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Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Non-U.S. Securities.  Certain obligations or securities of non-U.S. issuers may be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the government of the particular country.
Privately Issued Securities.   Each Fund or Underlying Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.
Ratings.  An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P Global Ratings”), Fitch, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments. In recent years, the U.S. and certain other countries experienced a credit rating downgrade; these downgrades or additional downgrades in the future may result in the deterioration of investor confidence.
Subsequent to purchase by a Fund or an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody's, S&P Global Ratings and Fitch and BFA's treatment of investments that are not rated by any of the rating agencies.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. NDF contracts and cash-settled currency forwards as well as futures, options on futures, currency options and swaps entered into by the Fund will be treated as CFTC Derivatives for these purposes, whereas physically-settled foreign currency forward contracts generally will not be treated as CFTC Derivatives. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
Due to the Funds' use or potential use of CFTC Derivatives above the prescribed levels, each Fund will be considered a “commodity pool” under the CEA. Accordingly, BFA, each Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation with respect to each Fund.
Derivative contracts, including, without limitation, swaps, currency forwards, and NDFs, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, NDFs and certain other derivatives traded in the over-the-counter (“OTC”) market are subject to variation margin requirements, and initial margining requirements will be phased in through
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2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
As a result of regulatory requirements under the 1940 Act, a Fund or Underlying Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of a Fund’s or Underlying Fund's obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, a Fund or Underlying Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, a Fund or Underlying Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of a Fund’s or Underlying Fund's obligations over those of its counterparty under the contract. Accordingly, reliance by a Fund or Underlying Fund on physically-settled derivatives contracts may adversely impact investors by requiring a Fund or Underlying Fund to set aside a greater amount of liquid assets than would generally be required if a Fund or Underlying Fund were relying on cash-settled derivatives contracts.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund or an Underlying Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund or an Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund and its Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund or an Underlying Fund, should it decide to utilize them. Such risks are not unique to the Fund and its Underlying Fund, but are inherent in repurchase agreements. Each Fund and its Underlying Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund or an Underlying Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund or an Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund or an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that each Fund  or an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund  or an Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if each Fund  or an Underlying Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and each Fund  or an Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund or an Underlying Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of each Fund’s or its Underlying Fund's assets. Exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained through reverse repurchase agreements may be invested in additional securities.
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Securities of Investment Companies.  Each Fund and the Underlying Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Pursuant to the 1940 Act, the Funds' or the Underlying Funds' investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Funds' or the Underlying Funds' total assets with respect to any one investment company, and (iii) 10% of the Funds' or the Underlying Funds' total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds or Underlying Funds intend from time to time to invest its assets in securities of investment companies, including but not limited to, money market funds, in excess of the limits discussed above. Such investment companies may be advised by or otherwise affiliated with BFA. Other investment companies in which a Fund or an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by a Fund and the Underlying Funds.
The Funds or the Underlying Funds may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Funds or Underlying Funds. ETF shares enjoy several advantages over futures contracts. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures contracts. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Funds and the Underlying Funds may also purchase ETF shares for other purposes, including improving its ability to track their underlying index (in the case of the Underlying Funds). The Funds and the Underlying Funds may invest in shares of ETFs that are advised by BFA.
Short-Term Instruments and Temporary Investments.  Each Fund and the Underlying Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch, or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Short Sales.  Each Fund or Underlying Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that a Fund or Underlying Fund does not own declines in value. When a Fund or Underlying Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund or Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
A Fund or Underlying Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund or Underlying Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which a Fund borrowed the security, regarding payment received by a Fund or Underlying Fund on such security, a Fund or Underlying Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Sovereign and Quasi-Sovereign Obligations.  Certain of the Funds and Underlying Funds may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of
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the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund and an Underlying Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund's or the Underlying Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
Stripped Securities.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only, or “IO” security) and the other to receive the principal payments (the principal only, or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund or Underlying Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Structured Securities.  Structured products are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of an underlying investment, index or reference obligation. Structured products may be issued by corporations, including banks, as well as by governmental agencies. The terms of structured products normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the index and the effect of changes in the index on principal and/or interest payments. The rate of return on structured products may be determined by applying a multiplier to the performance or differential performance of the referenced index or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Funds or the Underlying Funds may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other instruments. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indexes, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.
U.S. Agency Mortgage-Backed Securities Risk.  Certain of the Funds invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The market for mortgage-backed securities (“MBS”) has been adversely affected by
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the value of those MBS held and/or issued by these agencies and sponsored entities. If a U.S. government agency or sponsored entity issues securities in which certain of the Funds invests and such issuer is unable to meet its obligations or ceases to exist, and no plan is made for the repayment of securities, the performance of certain of the Funds will be adversely impacted.
Ginnie Mae. Established in 1968, Ginnie Mae is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the backing of the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae securities also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Any actual or potential disruption to Ginnie Mae, or the financial condition or credit of the U.S. government, could cause the value of Ginnie Mae securities to decline. In 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of Ginnie Mae securities to decline.
Fannie Mae and Freddie Mac. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. The securities are not backed by or entitled to the full faith and credit of the U.S. government, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department.
Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Securities issued by Freddie Mac entitle the holder to timely payment of interests, which is guaranteed by Freddie Mac. Freddie Mac also guarantees either ultimate collection or timely payment of all principal payments. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The securities are not backed by or entitled to the full faith and credit of the U.S. government or by any Federal Home Loan Banks, but are supported by the right of Freddie Mac to borrow from the U.S. Treasury Department.
In 2008, the Federal Housing Finance Agency placed each of Fannie Mae and Freddie Mac into government conservatorship in an effort to provide stability in the financial markets and put the government-sponsored entities in sound and solvent condition. In addition, the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to ensure that they continue to provide liquidity to the housing and mortgage markets.
Mortgage-Backed Securities. MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, such as Ginnie Mae, Fannie Mae, or Freddie Mac, represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” the payments made by borrowers on the mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). MBS differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, while a MBS payments provide a combination of interest and principal throughout the a bond’s term. As further described below, MBS may be structured as pass-through securities or collateralized mortgage obligations (“CMOs”).
MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in MBS involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The value of MBS, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, MBS differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its MBS, the yield a Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby
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reducing the yield to maturity and the average life of the MBS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Fund purchases MBS at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect U.S. governmental or agency guarantee.
Mortgage Pass-Through Securities. Some MBS, such as U.S. agency mortgage pass-through securities, represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of mortgage pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of MBS is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.
To-Be-Announced Securities. A Fund may seek to gain exposure to U.S. agency mortgage pass-through securities by investing in to-be-announced (“TBA”) securities. “TBAs” refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Most transactions in fixed-rate MBS occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement, and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as the issuing agency, settlement date, par amount, and price. The actual mortgage pools delivered generally are determined two days prior to settlement date. Certain of the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, such Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of MBS. In addition, certain of the Funds may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of MBS stipulated in the TBA agreement.
Certain of the Funds may invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. Each such Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to such Fund’s own fees and expenses.
Collateralized Mortgage Obligations. U.S. agency MBS may also be structured in the form of CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive IOs, POs, or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in CMO tranches issued by U.S. government agencies or sponsored
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entities and interest rates move in a manner not anticipated by Fund management, it is possible that such a Fund could lose all or substantially all of its investment. Certain CMOs in which certain of the Funds may invest may also provide a degree of investment leverage, which could cause such a Fund to lose all or substantially all of its investment.
U.S.-Registered and Restricted Securities of Non-U.S. Issuers.  Each Fund or the Underlying Funds may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. The Funds or the Underlying Funds may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
When Issued Securities, Delayed Delivery Securities and Forward Commitments.  Each Fund or Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund or Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on TBA transactions). These transactions involve the purchase or sale of securities by each Fund or Underlying Fund at an established price with payment and delivery taking place in the future. Each Fund or Underlying Fund enters into these transactions to obtain what is considered an advantageous price to each Fund or Underlying Fund at the time of entering into the transaction. When each Fund or Underlying Fund purchases securities in these transactions, each Fund or Underlying Fund segregates liquid securities in an amount equal to the amount of its purchase commitments. TBAs also require the Fund or Underlying Fund entering into the transaction to post margin with the broker-dealer in connection with the transaction, which increases costs to the Fund or Underlying Fund.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund or Underlying Fund to purchase the securities.
Each Fund or Underlying Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
Each Fund or Underlying Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund or Underlying Fund on the settlement date. In these cases each Fund or Underlying Fund may realize a taxable capital gain or loss.
When each Fund or Underlying Fund engages in when-issued, TBA transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund or Underlying Fund starting on the day each Fund or Underlying Fund agrees to purchase the securities. Each Fund or Underlying Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Zero Coupon Securities.  Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.
While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on
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all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Each Fund or Underlying Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund or Underlying Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s or Underlying Fund's exposure to zero coupon securities.
In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s or Underlying Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s or Underlying Fund's portfolio.
Future Developments.  The Board or the Board of Trustees of the Underlying Funds may, in the future, authorize each Fund and an Underlying Fund to invest in securities contracts and investments other than those listed in this SAI and in the respective prospectuses, provided they are consistent with each Fund's and/or an Underlying Fund’s investment objective and do not violate any of their investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus. Because each Fund expects to obtain its exposure substantially through its investment in the Underlying Funds, shareholders should be aware that the risks of investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by the Fund through its investment in the Underlying Funds. Through its investment in the Underlying Funds, each Fund will also bear the risks described below associated with the Underlying Funds' use of portfolio management techniques, such as borrowing arrangements and use of derivatives, in addition to the risks associated with those activities if the Funds engage in them directly.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities, including its investment in the Underlying Funds, may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund or Underlying Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s or Underlying Fund's return. Borrowing may cause a Fund or Underlying Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and
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custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s or its Underlying Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Illiquid Investments Risk.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Issuer Insolvency Risk.  Each Fund's and Underlying Fund's potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund or Underlying Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of a Fund’s or Underlying Fund's exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund or an Underlying Fund will receive any interest payments on the securities of the issuer. Each Fund or an Underlying Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and each Fund or an Underlying Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund or an Underlying Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by a Fund or Underlying Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by each Fund or Underlying Fund, there can be no assurance that the securities or other assets received by a Fund or Underlying Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund or an Underlying Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund's or Underlying Fund's securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by a Fund or Underlying Fund could be re-characterized or each Fund or an Underlying Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer's capital structure. The value of equity securities received by each Fund or an Underlying Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.
To the extent that a Fund or Underlying Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, a Fund or Underlying Fund may also be subject to additional risks associated with the assets received. One example of assets that a Fund or Underlying Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund or Underlying Fund may receive such interests in loans to the extent permitted by the 1940 Act.
Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If a Fund or Underlying Fund participates in negotiations
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with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by a Fund or Underlying Fund, each Fund also may be restricted from disposing such securities for a period of time. If a Fund or Underlying Fund becomes involved in such proceedings, each Fund or an Underlying Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
Market Risk.  Each Fund and the Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, asset, or other instrument, or factors that affect a particular issuer or issuers, counterparty or group of counterparties, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Not a Money Market Fund.  Each Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, a Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Funds do not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk.  BFA and a Fund's or Underlying Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds or Underlying Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s or Underlying Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund or Underlying Fund service providers to identify all of the operational risks that may affect a Fund or Underlying Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Quasi-Sovereign Obligations Risk.  The Funds or Underlying Funds may invest in quasi-sovereign debt obligations. An investment in quasi-sovereign debt obligations involves special risks generally not present in corporate debt obligations. Quasi-sovereign debt includes investments in securities issued or guaranteed by an entity affiliated with/or backed by a sovereign government. Generally, quasi-sovereign debt obligations are issued by companies in which a government owns a majority of the issuer’s voting shares. They are often considered strategically important to the sovereign entity but do not legally carry sovereign status for purposes of debt repayment. While certain quasi-sovereign debt issuers have received sovereign government support in the past, such past support is not a guarantee that it will continue in the future. In fact, in the past certain quasi-sovereign debt issuers have pushed their creditors toward debt restructuring, rather than meeting their payment obligations. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund or Underlying Fund may invest in futures contracts, securities options and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to
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sudden fluctuations in market prices and thus a Fund’s or an Underlying Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent a Fund or an Underlying Fund from being deemed to have issued senior securities as a result of an investment in derivatives, such Fund or Underlying Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and a Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund or Underlying Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's or Underlying Fund's portfolio. In the event of adverse price movements, a Fund or Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund or Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund or Underlying Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.
Utilization of futures and options on futures by a Fund or Underlying Fund involves the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund or Underlying Fund to substantial losses. In the event of adverse price movements, each Fund or Underlying Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Agency Debt Securities.  Uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to actually provide that support. If a non-U.S. agency is unable to meet its obligations, the performance of a Fund will be adversely impacted. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may
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cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability, which could affect U.S. investments in foreign countries and cause restrictions on the flow of international capital.
Risk of Investing in Non-U.S. Debt Securities.  Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by a Fund or an Underlying Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund or an Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund or Underlying Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund or Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s or Underlying Fund's rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
A Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and a Fund may be subject to such requirements as early as September 2020. These requirements may raise the costs for a Fund’s investment in swaps.
Supranational Entities Risk.  Certain of the Funds or Underlying Funds may invest in obligations issued or guaranteed by supranational entities (e.g., the World Bank, European Investment Bank, Inter-American Development Bank, and Asia Development Bank), which are often chartered to promote economic development. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if such entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, certain of the Funds or Underlying Funds may have limited legal recourse in the event of default, and certain of the Funds or Underlying Funds may lose money on such investments.
U.S. Treasury Obligations Risk.  The Funds or the Underlying Funds may invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.
The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar
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(which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.
On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from an AAA rating to AA+. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P Global Ratings may cause the value of a Fund's or Underlying Fund's U.S. Treasury obligations to decline.
Valuation Risk.  In certain circumstances, a Fund’s or an Underlying Fund's securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund  and an Underlying Fund could sell a security for the value established for it at any time, and it is possible that a Fund or the Underlying Fund could incur a loss if a security is sold for less than its established value.
Risk of Investing in Africa.  Investments in securities of issuers in certain African countries involve heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socio-economic unrest or widespread outbreaks of disease and, in certain countries, genocidal warfare.
Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are generally underdeveloped and are generally less correlated to global economic cycles than those markets located in more developed countries, securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on African securities markets may be suspended altogether.
Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund or an Underlying Fund may need to effect securities transactions through these brokerage firms, the Fund or an Underlying Fund are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund or an Underlying Fund (i.e., counterparty risk). This risk is magnified to the extent that a Fund or an Underlying Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.
Certain governments in African countries restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa require governmental approval or special licenses prior to investment by foreign investors and may limit the amount of investment by foreign investors in a particular industry and/or issuer, and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund or Underlying Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund or Underlying Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of these factors could cause a decline in the value of a Fund's and an Underlying Fund's investments. Issuers located or operating in countries in Africa are generally not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are generally not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
In addition, governments of certain countries in Africa in which a Fund or Underlying Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a
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portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund or Underlying Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Funds or Underlying Funds of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund or Underlying Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund or Underlying Fund.
Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and, therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. Even in circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.
Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which a Fund or Underlying Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund or Underlying Fund, as an investor in such issuers, will be indirectly subject to those risks.
The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.
Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. In addition, the outbreak of Ebola in Western Africa severely challenged health care industries in those countries and adversely impacted the region’s economy due to quarantines and disruptions of trade, which has further increased instability in the region. This instability has demonstrated that political and social unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and civil war and political reconstruction in certain countries such as Libya, Iraq and Syria pose a risk to investments in the region. Continued political and social unrest in these regions, including the ongoing warfare and terrorist activities in the Middle East and Africa, may negatively affect the value of an investment in a Fund or Underlying Fund.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making,
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armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund or an Underlying Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.
Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which a Fund or an Underlying Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state
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sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund or an Underlying Fund may be adversely affected if it invests in such issuers.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s or the Underlying Fund's investments.
Risk of Investing in Eastern Europe.  Investing in the securities of issuers located or operating in Eastern Europe is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.
Many Eastern European countries continue to move toward market economies at different paces with different characteristics. Most Eastern European securities markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and Ukraine beginning in 2014. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. The global economic crisis has restricted international credit supplies, and several Eastern European economies have faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit.
Risk of Investing in Emerging Markets.   Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors
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may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a Fund's or an Underlying Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's or an Underlying Fund's investment in certain emerging market countries and may increase the expenses of the Fund or the Underlying Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's or an Underlying Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these
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funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries may expose a Fund or Underlying Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund or Underlying Fund may make investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s or Underlying Fund's investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s or Underlying Fund's investments in the region. The United Kingdom (the “U.K.”) will leave the EU (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. A Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate its long-term exit from the EU and the terms of its future trading relationships.
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Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Risk of Investing in the Middle East.  Many Middle Eastern countries have little or no democratic tradition, and the political and legal systems in such countries may have an adverse impact on a Fund or Underlying Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted.
In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and a Fund or Underlying Fund, as well as the value of securities in such Fund's or Underlying Fund's portfolios.
Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less capitalized than brokers in the U.S.
The legal systems in certain Middle Eastern countries also may have an adverse impact on a Fund or an Underlying Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. A Fund or Underlying Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than their actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund or Underlying Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals of the relevant Middle Eastern country.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund or Underlying Fund. For example, in certain of these countries, a Fund or Underlying Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of a Fund or Underlying Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which a Fund or Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund or Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has already been filled and, consequently, a Fund or Underlying Fund may not be able to invest in the relevant company.
Substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s or Underlying Fund's ability to repatriate investment income or capital gains. A Fund or Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund or Underlying Fund of any restrictions on investment.
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Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which a Fund or Underlying Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund or Underlying Fund, as an investor in such issuers, will be indirectly subject to those risks.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. There has also been a recent increase in recruitment efforts and an aggressive push for territorial control by terrorist groups in the region, which has led to an outbreak of warfare and hostilities. Warfare in Syria has spread to surrounding areas, including many portions of Iraq and Turkey. Such hostilities may continue into the future or may escalate at any time due to ethnic, racial, political, religious or ideological tensions between groups in the region or foreign intervention or lack of intervention, among other factors.
Risk of Investing in Russia.  Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities market, and should be considered highly speculative. Risks include: the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can also be no assurance that the Fund’s investments in the Russian securities market would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.
Russia may also be subject to a greater degree of economic, political and social instability than is the case in other developed countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Russia or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies. Current and future economic sanctions may also adversely affect the Russian oil, banking, mining, metals, rail, pipeline and gas sectors, among other sectors.
The Russian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has begun to take bolder steps to re-assert its regional geopolitical influence (including military steps). Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth. Actual and threatened responses by other nation-states to Russia’s alleged cyber activity may have an adverse impact on the Russian economy and the Russian issuers of securities in which the Fund invests. For example, the U.S. has added certain foreign technology
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companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Russian economy.
Russia Sanctions. The U.S. and the Economic and Monetary Union of the EU, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada (collectively, “Sanctioning Bodies”), have imposed economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, with certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, a Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase a Fund's transaction costs. A Fund may also be legally required to freeze assets in a blocked account.
Also, if an affected security is included in the Underlying Fund’s underlying index, the Underlying Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its underlying index. The use of (or increased use of) a representative sampling strategy may increase the Underlying Fund’s tracking error risk. If the affected securities constitute a significant percentage of the underlying index, the Underlying Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Underlying Fund’s performance and the performance of its underlying index.
Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund. In the event of such a freeze of any Fund assets, including depositary receipts, a Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in a Fund receiving substantially lower prices for its securities.
These sanctions may also lead to changes in the Underlying Fund’s underlying index. The Underlying Fund’s index provider may remove securities from the underlying index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Underlying Fund will rebalance its portfolio to bring it in line with its underlying index as a result of any such changes, which may result in transaction costs and increased tracking error. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause the Underlying Fund to invest in, or increase the Underlying Fund’s investments in, depositary receipts that represent the securities of its underlying index. These investments may result in increased transaction costs and increased tracking error.
U.S. Economic Trading Partners Risk.  Certain of the Funds or Underlying Funds have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which a Fund or Underlying Fund has exposure.
Risk of Investing in the Capital Goods Industry.  Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods industry depend heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand,
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worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Cyclical Industry.  A Fund or Underlying Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
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Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund's or Underlying Fund's portfolio becomes distressed, a Fund or Underlying Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which a Fund or Underlying Fund invests.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct
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governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund or Underlying Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Pharmaceuticals Industry.  Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the pharmaceutical industry may be subject to extensive litigation based on product liability and similar claims.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for
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technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Infrastructure Industry.  Issuers in the transportation infrastructure industry can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure industry include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure industry may be adversely affected by adverse weather, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Companies in the transportation infrastructure industry may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's or Underlying Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
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Proxy Voting Policy
For all Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy and the BlackRock Proxy Voting Policies are attached as Appendices A1 and A2, respectively.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market or evaluating such potential transactions. This information typically reflects each Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Funds' portfolio holdings is permitted: (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Fund's investment adviser, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In
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addition, each Fund discloses its portfolio holdings and certain other information each day the Fund is open for business at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
The iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that an underlying fund concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
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7.	Make loans to the extent prohibited by the Investment Company Act.
8.	Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.
The iShares Interest Rate Hedged Emerging Markets Bond ETF will not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that an underlying fund concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The iShares Interest Rate Hedged Long-Term Corporate Bond ETF will not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that an underlying fund concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
8.	Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.
Notations Regarding each Fund's Fundamental Investment Policies
The following notations are not considered to be part of each Fund's fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the
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industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Fund's industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of each Fund’s total assets from banks for any purpose, and to borrow up to 5% of each Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when each Fund engages in such transactions, each Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to each Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits each Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund's underwriting commitments, when added to the value of each Fund’s investments in issuers where each Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent each Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether each Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Each of the iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Long-Term Corporate Bond ETF is currently classified as a diversified fund under the Investment Company Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of each Fund's total assets would be invested in securities of that issuer or (b) each Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Non-Fundamental Investment Policies
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iShares Interest Rate Hedged Emerging Markets Bond ETF and iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time each Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1); Provided that such policy will only be in effect if the Fund ceases to invest its assets in reliance on Section 12(d)(1)(G) in underlying ETFs the Fund may not purchase.
iShares Interest Rate Hedged Corporate Bond and iShares Interest Rate Hedged High Yield Bond ETF
Each Fund, provided that such policy will only be in effect if the Fund ceases to invest its assets in the Underlying Fund or other BlackRock funds in reliance on Section 12(d)(1)(G), has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time each Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund’s holdings in illiquid investments to 15% of a Fund’s net assets. BFA monitors Fund holdings in illiquid investments pursuant to the Liquidity Program. Except with regard to the fundamental policy relating to senior securities set forth in (3) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
All Funds
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and SAI, as amended from time to time, and applicable law.
The iShares Interest Rate Hedged Corporate Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated investment-grade bonds, in one or more underlying funds that principally invest in investment-grade bonds and in U.S. Treasury securities (or cash equivalents). The iShares Interest Rate Hedged High Yield Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds and in U.S. Treasury securities (or cash equivalents). The iShares Interest Rate Hedged Long-Term Corporate Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. corporate bonds and U.S. dollar-denominated bonds, in one or more underlying funds that principally invest in U.S. corporate bonds and U.S. dollar-denominated bonds and in futures. The iShares Interest Rate Hedged Emerging Markets Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated emerging markets bonds, in one or more underlying funds that principally invest in emerging markets bonds and in futures. For each Fund, the 80% policy includes the Fund’s holdings of U.S. Treasury securities (or cash equivalents) to offset the Fund’s exposure on its U.S. Treasury futures contracts and interest rate swaps that are used to mitigate the interest rate risk of the Fund’s underlying securities and/or underlying fund(s). Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
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Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Funds. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Funds.
Unless otherwise indicated, all limitations under each Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 366 funds as of February 28, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The
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address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
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Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member since 2018 and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
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John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
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Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended October 31, 2019.
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The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended October 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board
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risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended October 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2019, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Edge MSCI Min Vol USA ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI Multifactor Emerging Markets ETF	$10,001-$50,000
	iShares Edge MSCI USA Value Factor ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares S&P Small-Cap 600 Value ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core International Aggregate Bond ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Over $100,000
	iShares Intermediate-Term Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short-Term Corporate Bond ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2020, each current Independent Trustee is paid an annual retainer of $395,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is
49

the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The tables below set forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended October 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2019.
Name	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged Emerging Markets Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Independent Trustees:

Jane D. Carlin	$23	$2	$29	$15
Richard L. Fagnani	23	2	30	15
Cecilia H. Herbert	26	2	33	17
Charles A. Hurty[1]	7	1	9	5
John E. Kerrigan	24	2	30	16
Drew E. Lawton	23	2	29	15
John E. Martinez	23	2	29	15
Madhav V. Rajan	23	2	29	15

Interested Trustees:

Robert S. Kapito	$ 0	$0	$ 0	$0
Salim Ramji[2]	0	0	0	0
Mark K. Wiedman[3]	0	0	0	0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	395,000
Richard L. Fagnani	Not Applicable	Not Applicable	421,764
Cecilia H. Herbert	Not Applicable	Not Applicable	450,000
Charles A. Hurty[1]	Not Applicable	Not Applicable	N/A
John E. Kerrigan	Not Applicable	Not Applicable	420,000
Drew E. Lawton	Not Applicable	Not Applicable	406,764
John E. Martinez	Not Applicable	Not Applicable	395,000
Madhav V. Rajan	Not Applicable	Not Applicable	395,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0
Salim Ramji[2]	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	Not Applicable	Not Applicable	0

[1]	Served as an Independent Trustee through December 31, 2018.
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[2]	Appointed to serve as an Interested Trustee effective June 19, 2019.
[3]	Served as an Interested Trustee through June 19, 2019.
[4]	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of January 31, 2020.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
Fund	Name	Percentage of Ownership
iShares Interest Rate Hedged Corporate Bond ETF	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	12.72%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.41%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.68%
	Scotia Capital Inc. Scotia Plaza 40 King Street West 23rd Floor Toronto, ON M5W 2X6 CA	9.44%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.26%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	7.89%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.28%

iShares Interest Rate Hedged Emerging Markets Bond ETF	J.P. Morgan Securities, LLC/JPMC 500 Stanton Christiana Road Newark, DE 19713	19.83%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	13.73%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.51%
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Fund	Name	Percentage of Ownership
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.84%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.55%
	Citadel Securities LLC 131 South Dearborn Street Chicago, IL 60603	6.83%
	Scotia Capital Inc. Scotia Plaza 40 King Street West 23rd Floor Toronto, ON M5W 2X6 CA	5.68%

iShares Interest Rate Hedged High Yield Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	24.87%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	8.99%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.98%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.17%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.65%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.03%

iShares Interest Rate Hedged Long-Term Corporate Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	49.87%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	21.82%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.84%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its
52

subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such
53

transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which a Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in
54

connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Funds. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity
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BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
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BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. A Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit a Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their
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shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the
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activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that
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enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody arrangements with certain Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Funds and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
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Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Independent Trustees).
For its investment advisory services to each Fund, BFA received a management fee at the annual rate, (as a percentage of such Fund’s average net assets) set forth below for the fiscal years noted:
The following table sets forth the management fee at the annual rate (as a percentage of each Fund's average daily net assets) BFA received from each Fund for the fiscal year ended October 31, 2019 and the management fees (net of waivers) each Fund paid BFA for the fiscal years noted:
Fund	Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Corporate Bond ETF [1]	0.30%	05/27/14	$ 184,178	$ 165,513	$ 61,145
iShares Interest Rate Hedged Emerging Markets Bond ETF[2]	0.75%	07/22/15	11,487	5,271	2,953
iShares Interest Rate Hedged High Yield Bond ETF[3]	0.65%	05/27/14	110,052	139,412	90,279
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Fund	Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Long-Term Corporate Bond ETF[4]	0.35%	07/22/15	53,024	33,627	11,863

[1]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $368,358, $331,046 and $122,291 of its management fees, respectively.
[2]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $74,667, $34,264 and $19,194 of its management fees, respectively.
[3]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $1,320,620, $1,673,256 and $1,083,350 of its management fees, respectively.
[4]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares Long-Term Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $132,557, $84,068 and $29,656 of its management fees, respectively.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of October 31, 2019, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	86	$380,176,000,000
Other Pooled Investment Vehicles	30	113,803,000,000
Other Accounts	27	24,100,000,000

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	99	$396,207,000,000
Other Pooled Investment Vehicles	26	28,278,000,000
Other Accounts	11	7,808,000,000
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Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2019:
James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$747,000,000
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of October 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of
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the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to its investment objective (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
The discretionary incentive income for James Mauro and Scott Radell includes as an additional consideration the performance of actively-managed portfolios they manage over 1, 3 and 5 year periods measured against the respective benchmark of each portfolio as well as peer group performance. A portion of the discretionary incentive compensation for James Mauro and Scott Radell is distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.
As of October 31, 2019, the Portfolio Managers did not beneficially own shares of the Funds.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:
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Fund	Fund Inception Date	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2019	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2018	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Corporate Bond ETF	05/27/14	$ 21,855	$ 13,265	$ 1,914
iShares Interest Rate Hedged Emerging Markets Bond ETF	07/22/15	20,312	12,510	856
iShares Interest Rate Hedged High Yield Bond ETF	05/27/14	21,695	14,982	4,211
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	07/22/15	25,233	13,349	1,033
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund and Underlying Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund and Underlying Fund are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018, (i) fund-of-funds, such as the Funds, retained 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) fund-of-funds, such as the Funds, retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
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Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable fixed-income fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended October 31, 2019 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended October 31, 2019.
Fund	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged Emerging Markets Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Gross income from securities lending activities	$787,063	$14,997	$2,331,392	$22,942
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	16,660	383	158,232	3,310
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Fund	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged Emerging Markets Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Cash collateral management expenses not included in securities lending income paid to BTC	12,414	251	35,942	300
Administrative fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Indemnification fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Rebates (paid to borrowers)	674,636	12,615	1,321,318	1,793
Other fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Aggregate fees/compensation for securities lending activities	703,710	13,249	1,515,492	5,403
Net income from securities lending activities	83,353	1,748	815,900	17,539
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
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Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the
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securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
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Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of a Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with
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the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s
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knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services
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or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:
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Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended Oct. 31, 2019	Brokerage Commissions Paid During Fiscal Year Ended Oct. 31, 2018	Brokerage Commissions Paid During Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Corporate Bond ETF	05/27/14	$ 1,378	$ 692	$ 116
iShares Interest Rate Hedged Emerging Markets Bond ETF	07/22/15	124	18	10
iShares Interest Rate Hedged High Yield Bond ETF	05/27/14	1,216	722	116
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	07/22/15	3,196	886	166
None of the Funds paid any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended October 31, 2019.
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Funds for the fiscal years noted:
Fund	Fiscal Year ended Oct. 31, 2019	Fiscal Year ended Oct. 31, 2018
iShares Interest Rate Hedged Corporate Bond ETF	4%	2%
iShares Interest Rate Hedged Emerging Markets Bond ETF	3%	0%
iShares Interest Rate Hedged High Yield Bond ETF	1%	0%
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	13%	5%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
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Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, or the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee
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to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of November 30, 2019:
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Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Interest Rate Hedged Corporate Bond ETF	50,000	$ 4,729,000
iShares Interest Rate Hedged Emerging Markets Bond ETF	50,000	1,217,000
iShares Interest Rate Hedged High Yield Bond ETF	50,000	4,413,000
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	50,000	1,235,500
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Funds generally offer Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
The Deposit Securities, in connection with a purchase of a Creation Unit of the Fund, will consist of a pro rata basket of the Fund’s portfolio except for differences due to minimum trading sizes for bonds, minimum lot sizes or rounding.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Fund's portfolio.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the clearing process (as discussed below) or that the Authorized Participant is not able to trade due to a trading restriction. The Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which the delivery of the Deposit Security by the Authorized Participant would be restricted under applicable securities or other local laws or in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Funds are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the
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case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the accounts of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.
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Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the
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Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 122%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The Trust may use such cash deposit at any time to buy Deposit Securities for the Funds. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
iShares Interest Rate Hedged Corporate Bond ETF	$ 150	3.0%
iShares Interest Rate Hedged Emerging Markets Bond ETF	300	3.0%
iShares Interest Rate Hedged High Yield Bond ETF	150	3.0%
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	300	3.0%

*	As a percentage of the net asset value per Creation Unit.
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Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Funds generally redeem Creation Units partially for cash. However, the Funds reserve the right to distribute securities and other portfolio instruments in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Fund Securities, in connection with a redemption of a Creation Unit of the Fund, will consist of a pro rata basket of the Fund’s portfolio except for differences due to minimum trading sizes for bonds, minimum lot sizes or rounding.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Funds generally redeem Creation Units partially for cash.
Cash Redemption Method.   Although the Trust does not generally permit full cash redemptions of Creation Units of its funds or for the Funds, when partial or full cash redemptions of Creation Units are available or specified (e.g., Creation Units of the Funds are generally redeemed partially for cash), to the extent that cash redemptions are offered, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities and other instruments it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of
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transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
iShares Interest Rate Hedged Corporate Bond ETF	$ 150	2.0%
iShares Interest Rate Hedged Emerging Markets Bond ETF	300	2.0%
iShares Interest Rate Hedged High Yield Bond ETF	150	2.0%
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	300	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by a Fund are generally made within two Business Days (i.e., “T+2”). Each Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, as applicable. For
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example, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules (as discussed in the Regular Holidays section to this SAI), to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section of this SAI identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section of this SAI up to a maximum of 14 days.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 122%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than the time specified by a Fund or its custodian on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral together with liability for related brokerage and other charges.
Because the U.S. bond market may be open on days that the Listing Exchange for a Fund is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays up to a maximum of 14 days. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies and delivery cycles for transferring securities to redeeming investors may also prevent the Trust from delivering securities within the normal settlement period.
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The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.
For the calendar year 2020 (the only year for which holidays are known at the time of filing of this SAI) and the U.S. bond market holidays for 2021, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):
2020
Argentina
January 1	April 2	June 15	November 6
February 24	April 9	July 9	November 23
February 25	April 10	July 10	December 7
March 23	May 1	August 17	December 8
March 24	May 25	October 12	December 25

Australia
January 1	May 4	October 5
January 27	June 1	November 3
March 2	June 8	December 24^
March 9	August 3	December 25
April 10	August 12	December 28
April 13	September 28	December 31^
^ Early closing.
Bahrain
January 1	May 26	October 29
May 24	August 2	December 16
May 25	August 20	December 17

Belgium
January 1	May 21	December 24^
January 10^	May 22	December 25
April 10	June 1	December 31^
April 13	July 21
May 1	November 11
^ Early closing.
Brazil
January 1	May 1	November 2
February 24	June 11	November 20
February 25	July 9	December 24^
February 26*	September 7	December 25
April 10	October 12	December 31
April 21
* Late opening.
^ Early closing.
Canada
January 1	June 24	November 11
January 2	July 1	December 24^
February 17	August 3	December 25
April 10	September 7	December 28
May 18	October 12
^ Early closing.
Chile
January 1	July 16	December 31
April 10	September 18
May 1	October 12
May 21	December 8
June 29	December 25

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China
January 1	April 6	October 1
January 24	May 1	October 2
January 27	May 4	October 5
January 28	May 5	October 6
January 29	June 25	October 7
January 30	June 26	October 8

China Connect-Bond Connect
January 1	April 30	October 2
January 27	May 1	October 26
January 28	June 25	December 25
April 10	July 1
April 13	October 1

China Connect-Stock Connect
January 1	April 29	October 2
January 24	April 30	October 5
January 27	May 1	October 6
January 28	May 4	October 7
January 29	May 5	October 8
January 30	June 25	October 23
April 6	June 26	October 26
April 9	June 30	December 24
April 10	July 1	December 25
April 13	October 1

Colombia
January 1	June 15	November 2
January 6	June 22	November 16
March 23	June 29	December 8
April 9	July 20	December 24
April 10	August 7	December 25
May 1	August 17	December 31
May 25	October 12

Costa Rica
January 1	May 1	December 25
April 9	September 15
April 10	October 12
Croatia
January 1	May 1	November 18
January 6	June 11	December 24
April 10	June 22	December 25
April 13	August 5	December 31

Egypt
January 1	May 24	August 20
January 7	May 25	October 6
April 19	July 23	October 29
April 20	July 30

Finland
January 1	May 1	December 25
January 6	May 21	December 31
April 10	June 19
April 13	December 24

France
January 1	May 1	December 31^
April 10	December 24^
April 13	December 25
^ Early closing.
Germany
January 1	May 1	December 25
April 10	June 1	December 31
April 13	December 24

Ghana
January 1	May 1	September 21
January 7	May 25	December 4
March 6	July 30	December 25
April 10	July 31	December 28
April 13	August 4

85

Hungary
January 1	June 1	December 24
April 10	August 20	December 25
April 13	August 21
May 1	October 23

India
February 19	April 6	October 2
February 21	April 10	October 30
March 10	April 14	November 16
March 25	May 1	November 30
April 1	May 7	December 25
April 2	May 25

Indonesia
January 1	May 22	August 17
March 25	May 25	August 20
April 10	May 26	October 29
May 1	May 27	December 24
May 7	June 1	December 25
May 21	July 31	December 31

Ireland
January 1	May 4	December 25
March 17	June 1	December 28
April 10	August 3	December 29
April 13	October 26	December 31^
May 1	December 24^
^ Early closing.
Israel
March 10	April 28	September 28
April 8	April 29	October 4^
April 9	May 28	October 5^
April 12^	June 30	October 6^
April 13^	July 30	October 7^
April 14	September 20	October 8^
April 15	September 27
The Israeli market is closed every Friday.
^ Early closing.
Italy
January 1	May 1	December 31
April 10	December 24
April 13	December 25

Ivory Coast
January 1	May 21	August 7
April 13	June 1	September 11
May 1	July 7	December 25

Japan
January 1	April 29	September 21
January 2	May 4	September 22
January 3	May 5	November 3
January 13	May 6	November 23
February 11	July 23	December 31
February 24	July 24
March 20	August 10

Jordan
January 1	May 26	August 3
May 24	July 30	August 20
May 25	August 2	October 29
The Jordanian market is closed every Friday.
Kazakhstan
January 1	March 25	August 31
January 2	May 1	December 1
January 7	May 7	December 16
March 9	May 8	December 17
March 23	July 6	December 18
March 24	July 31

Kenya
January 1	May 1	July 31
April 10	May 25	October 20
April 13	June 1	December 25
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Kuwait
January 1	May 24	August 3
January 2	May 25	August 20
February 25	May 26	November 1
February 26	July 30
March 22	August 2
The Kuwaiti market is closed every Friday.
Lithuania
January 1	May 1	December 24
March 11	May 21	December 25
April 10	June 24	December 31
April 13	July 6

Luxembourg
January 1	May 1	December 31^
April 10	December 24^
April 13	December 25
^ Early closing.
Malaysia
January 1	May 11	August 31
January 24^	May 25	September 16
January 27	May 26	October 29
May 1	July 31	December 25
May 7	August 20
^ Early closing.
Mexico
January 1	April 10	November 16
February 3	May 1	December 25
March 16	September 16
April 9	November 2

Morocco
January 1	July 30	August 21
May 1	July 31	October 30
May 25	August 14	November 6
May 26	August 20	November 18
The Netherlands
January 1	May 1	December 31^
April 10	December 24^
April 13	December 25
^ Early closing.
Nigeria
January 1	May 25	October 29
April 10	June 12	December 25
April 13	July 31
May 1	October 1

Norway
January 1	April 13	December 24
April 8^	May 1	December 25
April 9	May 21	December 31
April 10	June 1
^ Early closing.
Oman
January 1	July 23	November 18
March 22	August 20
May 24	October 29

Pakistan
January 1	May 25	August 14
February 5	May 26	August 27
March 23	May 27	August 28
April 23	July 1	October 29
May 1	July 30	October 30
May 22	July 31	December 25

Panama
January 1	April 9	November 5
January 13	April 10	November 10
February 24	May 1	December 8
February 25	November 3	December 25
February 26	November 4	December 31

87

Peru
January 1	May 1	October 8
April 9	June 29	December 25
April 10	July 28

Philippines
January 1	May 1	November 2
February 25	June 12	November 30
April 9	August 21	December 8
April 10	August 31

Poland
January 1	May 1	December 25
January 6	June 11	December 31^
April 10^	November 11
April 13	December 24^
^ Early closing.
Qatar
January 1	May 24	July 30
February 11	May 25
March 1	May 26

Romania
January 1	May 1	December 1
January 2	June 1	December 25
April 17	June 8
April 20	November 30

Russia
January 1	March 9	May 11
January 2	May 1	June 12
January 7	May 4	November 4
February 24	May 5

Saudi Arabia
May 24	May 28	August 4
May 25	July 30	August 5
May 26	August 2	September 23
May 27	August 3
The Saudi Arabian market is closed every Friday.
Senegal
January 1	May 21	August 7
April 13	June 1	December 25
May 1	July 7

Singapore
January 1	May 1	July 31
January 27	May 7	August 10
April 10	May 25	December 25

Slovakia
January 1	May 1	November 17
January 6	May 8	December 24
April 10	September 1	December 25
April 13	September 15

South Africa
January 1	May 1	December 16
April 10	June 16	December 25
April 13	August 10
April 27	September 24

Spain
January 1	May 1	December 31^
April 10	December 24^
April 13	December 25
^ Early closing.
Sri Lanka
January 1	April 10	June 5
January 10	April 13	August 3
January 15	April 14	September 1
February 4	May 1	October 1
February 21	May 7	October 30
March 9	May 8	December 25
April 7	May 25	December 29
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Sweden
January 1	April 30^	October 30^
January 6	May 1	December 24
April 9^	May 20^	December 25
April 10	May 21	December 31
April 13	June 19
^ Early closing.
Switzerland
January 1	April 20^	September 14^
January 2	May 1	December 24
April 10	May 21	December 25
April 13	June 1	December 31
^ Early closing.
Tunisia
January 1	May 1	August 13
January 14	May 25	August 20
March 20	July 30	October 15
April 9	July 31	October 28

Turkey
January 1	May 25	July 31
April 23	May 26	August 3
May 1	July 15	October 28
May 19	July 30	October 29
^ Early closing.
Ukraine
January 1	January 7	October 14
January 2	May 1	December 25
January 6	August 24
United Arab Emirates
January 1	May 26	December 2
May 24	August 20	December 3
May 25	December 1

The United Kingdom
January 1	May 8	December 25
April 10	May 25	December 28
April 13	August 31
^ Early closing.
The U.S. Bond Market
January 1	May 25	November 26
January 20	July 2*	November 27*
February 17	July 3	December 24*
April 9*	September 7	December 25
April 10	October 12	December 31*
May 22*	November 11

*	The U.S. bond market has recommended early close.

Uruguay
January 1	April 10	October 12
January 6	May 1	November 2
February 24	May 18	December 25
February 25	June 19
April 9	August 25

Vietnam
January 1	January 28	May 1
January 23	January 29	September 2
January 24	April 2
January 27	April 30

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Zambia
January 1	April 13	July 7
March 9	May 1	August 3
March 12	May 25	October 19
April 10	July 6	December 25
2021
The U.S. Bond Market
January 1	May 31	November 25
January 18	July 2*	November 26*
February 15	July 5	December 23*
April 1*	September 6	December 24
April 2	October 11	December 31*
May 28*	November 11

*	The U.S. bond market has recommended early close.
Redemptions.  The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund. For the calendar year 2020 (the only year for which holidays are known at the time of this SAI filing) and the U.S. bond market holidays for 2021, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
2020
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	12/21/20	12/29/20	8
	12/22/20	12/30/20	8
	12/23/20	01/04/21	12

China	01/21/20	01/31/20	10
	01/22/20	02/03/20	12
	01/23/20	02/04/20	12
	04/28/20	05/06/20	8
	04/29/20	05/07/20	8
	04/30/20	05/08/20	8
	09/28/20	10/09/20	11
	09/29/20	10/12/20	13
	09/30/20	10/13/20	13

China Connect – Stock Connect	01/23/20	01/31/20	8
	04/28/20	05/06/20	8
	09/30/20	10/09/20	9

Ghana	07/28/20	08/05/20	8
	07/29/20	08/06/20	8

Indonesia	05/19/20	05/28/20	9
	05/20/20	05/29/20	9

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2020
Country	Trade Date	Settlement Date	Number of Days to Settle
Ireland	12/22/20	12/30/20	8
	12/23/20	01/04/21	12

Israel	04/06/20	04/16/20	10
	04/07/20	04/19/20	12
	09/30/20	10/11/20	11
	10/01/20	10/12/20	11

Kuwait	05/19/20	05/27/20	8
	05/20/20	05/28/20	8
	05/21/20	05/31/20	10
	07/27/20	08/04/20	8
	07/28/20	08/05/20	8
	07/29/20	08/06/20	8

Norway	04/06/20	04/14/20	8
	04/07/20	04/15/20	8

Pakistan	05/20/20	05/28/20	8
	05/21/20	05/29/20	8

Qatar	05/19/20	05/27/20	8
	05/20/20	05/28/20	8
	05/21/20	05/31/20	10

Russia	04/28/20	05/06/20	8
	04/29/20	05/07/20	8
	04/30/20	05/08/20	8

Saudi Arabia	05/20/20	05/31/20	11
	05/21/20	06/01/20	11
	07/28/20	08/06/20	9
	07/29/20	08/09/20	11

Sri Lanka	04/06/20	04/15/20	9
	04/08/20	04/16/20	8
	04/09/20	04/17/20	8

Vietnam	01/21/20	01/30/20	9
	01/22/20	01/31/20	9

*	These worst-case redemption cycles are based on information regarding regular holidays available as of January 21, 2020, which may be out of date as of the date of this SAI. Based on changes in holidays, longer (worse) redemption cycles are possible. Further, regional holidays, the treatment by market participants of certain days as unofficial holidays (including days on which no or limited securities transactions occur as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.
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Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect. References to the Fund will also generally apply to the Underlying Fund as well.
Regulated Investment Company Qualifications.  Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two
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taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Short-term capital gain earned by the Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses. Upon the sale or other disposition by the Fund of shares of the Underlying Fund, the Fund will realize a capital gain or loss which will be long-term or short-term, generally depending on the Fund’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Fund.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund and the Underlying Funds, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards as set forth in the table below as of October 31, 2019, the tax year-end for the Funds listed:
Fund	Net Capital Loss Carryforward
iShares Interest Rate Hedged Corporate Bond ETF	$9,006,965
iShares Interest Rate Hedged Emerging Markets Bond ETF	493,536
iShares Interest Rate Hedged High Yield Bond ETF	5,070,240
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	2,504,399
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax. Long-term capital distributions from the Underlying Fund paid in December or, in certain cases, January in satisfaction of this rule will be subject to potential distribution by the Fund in the following calendar year.
Taxation of U.S. Shareholders.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to
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increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains, plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains
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distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
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As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount (“OID”). To the extent a Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments.  Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Underlying Fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non U.S. financial transactions taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
Original Issue Discount.  OID on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in a Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund’s income with respect to the bond for the taxable year.
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Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Internal Revenue Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the
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Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
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Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Mutual Funds and iShares ETFs1 Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser
October 1, 2018
The Boards of Trustees/Directors (“Directors”) of open-end funds advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”) (the “Funds”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines1, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.
© 2018 BlackRock

[1]	iShares ESG 1-5 Year USD Corporate Bond ETF, iShares ESG MSCI EAFE ETF, iShares ESG MSCI EM ETF, iShares ESG MSCI EM Leaders ETF, iShares ESG MSCI USA ETF, iShares ESG MSCI USA Leaders ETF, iShares ESG MSCI USA Small-Cap ETF, iShares ESG U.S. Aggregate Bond ETF, iShares ESG USD Corporate Bond ETF, iShares Global Green Bond ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Global Impact ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF have separate Proxy Voting Policies.

Appendix A2 – BlackRock Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance Guidelines & Engagement Principles
January 2019

INTRODUCTION TO BLACKROCK
BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock’s Investment Stewardship activities are focused on protecting and enhancing the economic value of the companies in which we invest on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of investee companies and their governance structures to better inform our voting decisions. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock takes an engagement-first approach, emphasizing direct dialogue with companies on governance issues that have a material impact on financial performance. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues
It is within this context of our fiduciary duty to clients that we undertake our investment stewardship activities. Sound practices in relation to the material environmental and social (“E&S”) factors inherent in the business model can be a signal of operational excellence and management quality.
BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. E&S factors are material if they are core to how the business operates. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any generally recognized best practices and reporting standards adopted by the company should also be discussed in this context.
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Given that E&S factors are often not issues on which a shareholder votes, we will engage directly with the board or management. Engagement on a particular E&S factor is based on our assessment that there are potential material economic ramifications for shareholders over the long-term.
We may vote against the election of directors where we have concerns that a company might not be dealing with material E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of E&S factors. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

Appendix B – Description of Fixed-Income Ratings
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BFA may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BFA may consider the security to have the highest of the multiple ratings.
New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BFA may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.
Where the investment objective of a Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, a Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, a Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by a Fund.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-10A-0320